UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 20, 2026

GE Vernova Inc.
(Exact name of registrant as specified in its charter)

Delaware			001-41966	92-2646542
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

58 Charles Street,	Cambridge,	MA		02141
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 674-7555

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

GE Vernova Inc. (“GE Vernova,” “we,” or “our”) held its annual meeting of stockholders on May 20, 2026 (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting. For more information about the proposals set forth below, please see our definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2026.

1.Our stockholders elected three Class II directors to each serve a three-year term until our 2029 annual meeting of stockholders or until his or her successor has been elected and qualified, based on the following voting results:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew Harris	189,302,786	2,467,842	560,158	34,284,142
Martina Hund-Mejean	188,966,891	2,974,428	389,467	34,284,142
Paula Rosput Reynolds	183,898,706	7,842,872	589,208	34,284,142

2.     Our stockholders approved the compensation of our named executive officers in an advisory vote, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,990,315	7,733,058	607,413	34,284,142

3.     Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2026, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
225,917,101	354,151	343,676	N/A

4.     A stockholder proposal requesting a report assessing sustainability goals on the basis of net-present-value and return-on-investment calculation was not approved, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,895,955	187,794,281	1,640,550	34,284,142

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GE Vernova Inc.
(Registrant)

Date: May 22, 2026	/s/ Richmond Glasgow
Richmond Glasgow Vice President, Chief Corporate Counsel